Commitments	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Commitments and Contingencies.
Commitments

7. Commitments and Contingencies

Amended and Restated Research, Collaboration and License Arrangement with Penn

In May 2020, the Company amended and restated its research, collaboration and licensing agreement with Penn (the Penn Agreement) for research and development collaborations and exclusive license rights to patents for certain products and technologies, which superseded the Company’s existing sponsored research, collaboration and licensing agreement with Penn, dated September 18, 2018, as amended. Under the Penn Agreement, in addition to the obligation to fund certain research relating to the preclinical development of selected products, the Company will fund discovery research conducted by Penn for five years, beginning in May 2020, and will receive exclusive rights, subject to certain limitations, to technologies resulting from the discovery research for the Company’s products developed with GTP, such as novel capsids, toxicity reduction technologies and delivery and formulation improvements. This funding commitment is $5.0 million annually, with quarterly payments of $1.3 million beginning in the third quarter of 2020. The Penn Agreement also increased the number of remaining options available to the Company to commence additional licensed programs for rare, monogenic CNS indications from six to eleven, and extended the option exercise window by three years. Accordingly, the window to exercise all eleven remaining options extends to May 2025. If the Company were to exercise any of these options, it would owe Penn a non-refundable upfront fee of $1.0 million per product indication.

Catalent Agreements

In June 2019, the Company entered into a collaboration agreement (the Catalent Collaboration Agreement) with Catalent. As part of the Catalent Collaboration Agreement, the Company paid Catalent an upfront fee for the commissioning, qualification, validation and equipping of a clean room suite (the Clean Room Suite). Subject to validation of the Clean Room Suite, which was completed in the fourth quarter of 2020, the Company will pay an annual fee for five years for the use of the Clean Room Suite and is also committed to minimum annual purchase commitments.

In April 2020, the Company entered into a development services and clinical supply agreement (the Manufacturing and Supply Agreement) with Catalent to secure clinical scale manufacturing capacity for batches of active pharmaceutical ingredients for the Company’s gene therapy product candidates. The Manufacturing and Supply Agreement confirms the terms contemplated by the Catalent Collaboration Agreement. The Catalent Collaboration Agreement continues to be in effect pursuant to its terms.

Under the terms of the Manufacturing and Supply Agreement, Catalent has agreed to manufacture batches of drug product for the Company’s gene therapy product candidates at the Clean Room Suite at a Catalent facility provided for in the Catalent Collaboration Agreement. The Manufacturing and Supply Agreement provides for a term of five years which period may be extended once, at the Company’s option, for an additional five year-period.

The Company has the right to terminate the Manufacturing and Supply Agreement for convenience or other reasons specified in the Manufacturing and Supply Agreement upon prior written notice. If the Company terminates the Manufacturing and Supply Agreement, it will be obligated to pay an early termination fee to Catalent.

Under both the Collaboration Agreement and the Manufacturing and Supply Agreement, the Company has an annual minimum commitment of $10.6 million per year owed to Catalent for five years from the validation of the Clean Room, subject to certain inflationary adjustments.

Operating Leases

The Company leases office space in Philadelphia, Pennsylvania under a noncancelable lease (Existing Lease Agreement), as amended. The lease is classified as an operating lease and the Company recognizes rent expense on a straight‑line basis over the lease term.

In April 2020, the Company entered into a new lease agreement (New Lease Agreement) for larger office space in Philadelphia to accommodate the Company’s continued growth and serve as the new corporate headquarters. The New Lease Agreement is expected to commence in March 2021 and is expected to expire in January 2031. The Company has an option to extend the term of the New Lease Agreement by up to two five-year terms. Upon signing the New Lease Agreement, the Company amended the Existing Lease Agreement such that the Existing Lease Agreement will terminate five days after the commencement of the New Lease Agreement with no further payments due under the Existing Lease Agreement. The landlord also will provide the Company with a tenant improvement allowance of up to $2.8 million. The future minimum lease payments under the Company’s New Lease Agreement are as follows:

(in thousands)
2021	$—
2022	889
2023	1,098
2024	1,131
2025	1,165
Thereafter	7,763
$12,046

The estimated future minimum lease payments under the Company’s Existing Lease Agreement as of September 30, 2020 is $0.1 million.

The Company recognized rent expense of $0.2 million and $50,000 during the three months ended September 30, 2020 and 2019, respectively, and $0.3 million and $0.1 million during the nine months ended September 30, 2020 and 2019, respectively, related to its operating leases.

Employment Agreements

The Company has entered into employment agreements with key personnel providing for compensation and severance in certain circumstances, as described in the respective employment agreements.

Patent Infringement Claim

On February 18, 2020, the Company received a letter from REGENXBIO Inc. (Regenx), which stated its view that the use of the Company’s AAVhu68 capsid infringes patent claims to which Regenx has an exclusive license and which expire in 2024. Regenx also stated that it has exclusive licenses to various pending patent applications regarding the use of AAV vectors administered via instar-cisterna magna injection, and that these applications may lead to issued claims that Regenx believes may, if issued, cover the Company’s planned method of administration for the Company’s lead product candidates. The Company believes it has valid defenses to the issued claims set forth by Regenx relating to AAVhu68. Further, the prosecution of pending patent applications is highly uncertain, and it is unclear whether any patents will be issued from these pending Regenx patent applications at all, much less with claims that are relevant to the administration of the Company’s product candidates. Regenx also asked for information regarding the Company’s relationship with Dr. Wilson while he was serving as an advisor to Regenx. Regenx's letter also offers to discuss licensing the applicable patent portfolios from them. In April 2020, the Company responded to Regenx indicating that it does not believe it requires a license to any of the specified Regenx patents or patent applications at this time, and that it found that Dr. Wilson’s relationship with the Company was consistent with his obligations to Regenx. The Company will continue to monitor the situation and, if necessary, take appropriate actions, which may include responding to further correspondence from Regenx, and engaging in discussions with Regenx regarding their claims. If any such patents were enforceable and such claims were ultimately successful, the Company might require a license to continue to use and sell any product candidates using such AAV vector.

7. Commitments

Paragon collaboration agreement

In June 2019, the Company entered into a collaboration agreement (the Paragon Collaboration Agreement) with Paragon Bioservices, Inc., a unit of Catalent Biologics, Inc. (Paragon). The Paragon Collaboration Agreement contemplates that the two companies will enter into a long-term manufacturing and supply agreement, which is currently being negotiated. As part of the Paragon Collaboration Agreement, the Company paid Paragon a $10.0 million upfront fee for the commissioning, qualification, validation and equipping of a clean room suite, which is classified in other assets in the accompanying balance sheet as of December 31, 2019. Subject to validation of the clean room suite, the Company will pay an annual fee of $4.0 million for 5 years for the use of the clean room suite.

Sponsored research, collaboration and license arrangement with penn

In September 2018, the Company entered into a sponsored research, collaboration and licensing agreement, as amended, with Penn (the Penn Agreement) for preclinical research and development collaborations and exclusive license rights to patents for certain products and technologies. As part of the Penn Agreement, the Company paid Penn an initial upfront, non-creditable and non-refundable fee of $2.5 million and issued 839,130 shares of the Company’s common stock with an estimated fair value of $0.9 million, all of which was expensed as in- process research and development for the year ended December 31, 2018 in the accompanying statement of operations. The Company will also fund certain preclinical development activities as agreed upon in the Penn Agreement.

The Penn Agreement allows the Company to exercise options to obtain exclusive rights for certain current and future product indications for non-refundable upfront fees ranging from $0.8 million to $1.0 million per product indication. In 2019, the Company exercised one of these options and paid Penn $0.5 million, which was expensed as in-process research and development for the year ended December 31, 2019 in the accompanying statement of operations. The Company will owe Penn the remaining $0.5 million related to the exercise of this option at the generation of pre-clinical pharmacology data. Following the expiration of the research term of the Penn Agreement, which is currently estimated to expire in 2022 and may be extended upon the parties’ mutual agreement, the Company will be required to pay Penn an annual license maintenance fee of $0.3 million, which may be creditable against certain future royalties under certain circumstances.

The Penn Agreement requires the Company to make payments of up to $16.5 million per product candidate in aggregate upon the achievement of specific development milestone events by such licensed product for a first indication, reduced development milestone payments for the second and third indications and no development milestone payments for subsequent indications. In addition, on a product by product basis, the Company is obligated to make up to $55.0 million in sales milestone payments on each licensed product based on annual sales of a licensed product in excess of defined thresholds.

Upon successful commercialization of a product using the licensed technology, the Company shall pay to Penn, on a licensed product-by-licensed product and country-by-country basis, tiered royalties (subject to customary reductions) in the mid-single digits on annual worldwide net sales of such licensed product. In addition, the Company shall pay Penn a percentage of sublicensing income, ranging from the mid-single digits to low double digits, for sublicenses under the Penn Agreement.

Operating lease

The Company leases office space in Philadelphia, Pennsylvania under a noncancelable lease which expires in February 2026, has annual scheduled payment increases and a 6‑month rent free holiday at the commencement of the lease. The Company has an option to renew the lease for an additional 5‑year period. The lease is classified as an operating lease and the Company recognizes rent expense on a straight-line basis over the lease term. The Company recognized rent expense of $52,000 and $0.2 million during the years ended December 31, 2018 and 2019, respectively, related to this lease.

The future minimum lease payments under the Company’s operating lease agreement as of December 31, 2019 are as follows:

(in thousands)
2020	$210
2021	215
2022	220
2023	226
2024	231
Thereafter	358
$1,460

Employment agreements

The Company entered into employment agreements with key personnel providing for compensation and severance in certain circumstances, as defined in the respective employment agreements.

Other research and development arrangements

The Company enters into agreements with contract research organizations (CROs) to assist in the performance of research and development activities. Expenditures to CROs will represent a significant cost in clinical development for the Company. The Company could also enter into additional collaborative research, contract research, manufacturing, and supplier agreements in the future, which may require upfront payments and long-term commitments of cash.